                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 2
                                       to
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2014

                              SONANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                            Networking Partners, Inc.
                                  (Former name)

         Nevada                       0-54418                   45-0921541
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

2950 W. Cypress Creek Rd., Suite 100, Fort Lauderdale, FL          33309
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 358-4849

                    857 Sarno Road, Melbourne, Florida 32935
                                (Former Address)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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                                EXPLANATORY NOTE

     This Form  8-K/A is being  filed in  connection  with the  closing of Asset
Purchase  Agreement with Chad Steinhart on September 29, 2014,  that resulted in
(i) Networking  Partners,  Inc.  ("Company") ceasing to be a "shell company" (as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934); (ii)
the Company becoming a multinational  network messaging,  telecommunication  and software development  company; and (iii) to provide  clarification of the assets acquired and that the transaction did not qualify as the purchase of a business.

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.

     On April 16, 2014,  Networking  Partners,  Inc.  ("Company") entered into a definitive  Asset  Purchase  Agreement  with Mr. Chad  Steinhart  ("Steinhart"), pursuant  to which  the  Company  agreed  to  acquire  certain  assets  from Mr.
Steinhart.  We closed the Asset Purchase Agreement  transaction on September 29,
2014.

     Effective  September 29, 2014, the Company and Steinhart  amended the Asset
Purchase Agreement to add a condition subsequent that read as follows:

     "In the event that the Purchaser  shall fail to raise a minimum of $125,000 on or before November 30, 2014, pursuant to a private placement memorandum,  the transaction  contemplated  by the Agreement shall be rescinded and the preferred stock issued to Seller shall be returned to the Purchaser for  cancellation  and the Purchaser  shall reconvey the Assets to the Seller,  the newly elected Board members shall resign from their  directorships  and each of the Parties shall be restored to their  pre-Closing  status.  The Parties agree that the subscription proceeds of the offering,  the certificate for the preferred stock issued to the
Seller,  the Bill of Sale conveying the assets to the Purchaser,  will be placed in escrow with David E. Wise,  Attorney at Law, and the proceeds of the offering shall  be used to pay  outstanding  invoices  to David E.  Wise,  Attorney.  The balance of funds (after paying fees due to Mr. Wise)  received as  subscriptions shall be  released  from such  attorney's  IOLTA  account and turned over to the
Purchaser  for  general  working  capital  purposes.  In  addition,  until  this condition subsequent is satisfied,  Steinhart shall not assign,  convey, pledge, hypothecate  or vote the  preferred  stock.  In the  event  that  the  Purchaser receives  a minimum  of  $125,000  in  cleared  subscription  funds on or before
November 30, 2014, the certificate for the preferred stock shall be delivered to the  Seller,  the  bill of  sale  for  the  assets  shall  be  delivered  to the
Purchaser."  No other  changes  or  amendments  were made to the Asset  Purchase
Agreement.  A copy of the  executed  Amendment  to Asset  Purchase  Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     Effective  November 13, 2014,  the Company and Steinhart  amended the Asset
Purchase  Agreement  to  clarify  that  the  assets  acquired  included  all  of
Steinhart's vendor  relationships and the lists of businesses that have utilized the technology on a test basis or are currently  using the technology on a trial basis and may be willing to enter into formal  agreements to continue  using the technology  which will generate  monthly  residual  revenues to the Company.  In addition, effective November 13, 2014, the Company and Steinhart amended Exhibit
"A" (the detailed listing of assets acquired) of the Asset Purchase Agreement to clarify that the assets acquired included  relationships and people or companies that  might use the web  development  portal  created by  Steinhart  in order to generate monthly reoccurring revenue for services in the future.

     On  September  29,  2014,  the  Company and  Steinhart  closed on the Asset
Purchase  Agreement,  resulting  in the Company  acquiring  certain  assets from
Steinhart.  The assets  acquired  included,  among other  things,  a proprietary integration  code for web  development  and  software  for voice  over  internet protocol  ("VoIP")  integration.  This works  together to form a total  solution resulting in an internet  telephony  service  provider  ("ITSP")  platform  that allows hosted  private  branch  exchange  ("PBX") in the cloud and other telecom features.  This platform integrates several types of telecommunications  carrier

grade class 4 and class 5 soft-witches  from an open source framework by Digium,
Inc. to licensed software and equipment and infrastructure  providers,  Telinta,
Inc. and  PortaOne,  Inc.  This allows the  convergence  around a carrier  grade billing platform  including  soft-switches  as media  applications for voice and video calls,  conferencing,  interactive voice response ("IVR") applications and unified  messaging  applications  integrated  into one simple web  portal.  This integration is being purchased and allows the end using  businesses that pay for service to have a robust PBX phone  system  including  phone lines hooked to the
Cloud. The integrations include the code,  infrastructure and equipment allowing the soft-switches and web development to operate in a simple interface that uses the technology  just mentioned and hosts the  integration  portal on the domains
www.SonantTelecon.com  and  www.SonantTelecom.net.  The Asset Purchase Agreement
includes all the code, web development  integrations  and an  infrastructure  to
facilitate   being  an  ITSP.  It  also  includes  all  of  Steinhart's   vendor
relationships and the lists of businesses that have utilized the technology on a test basis or are  currently  using the  technology  on a trial basis and may be willing to enter into formal  agreements to continue using the technology  which will generate monthly residual revenues to the Company.

     The assets and  development  acquired  are more  particularly  described on
Exhibit A to the amended Asset Purchase Agreement,  an executed copy of which is included as Exhibit 10.1 to our amended Current Report on Form 8-K.

     The Company  acquired  assets and technology (the assets and technology are referred to as "Sonant")  that are the  foundation  and structure in the form of code, website under construction and potential back-end  relationships that hold significant  value with the  addition  of capital,  infrastructure,  facilities, management,  consultants/personnel  and successful  marketing efforts to attract customers given the acquired foundation and structure are now in place to create a business that offers Hosted VOIP  services.  We did not acquire a business due to the fact that the acquired  assets and  technology  are merely the foundation being used to create a completely  new  operation  that will include  marketing, services,  a workforce and products that were not a part of the assets acquired.
The Company's intention is to create a business with operations that include the marketing  and sales of  products  and  services  that will  expand and grow our
Company.  The VOIP  industry  as a whole is growing  leaps and bounds  given the significant  cost savings  offered to small  businesses.  Hence,  a  significant portion  of the  value we  acquired  comes  from the fact  that  Sonant  has the potential to have a firm foothold in an expanding industry. Hosted PBX continues to be the fastest growing segment in the VOIP industry with VOIP industry itself exhibiting  significant growth. Growth in the hosted PBX segment is particularly strong in the Small Office and Home Offices (SOHO) segment that continue to take up hosted PBX services mainly due to cost savings,  scalability and flexibility.
Sonant could potentially offer a number of packages to customers and it would be fairly conservative to assume a monthly per user revenue of $500. Sonant intends to market its services through the use of regional managers. Our initial plan is to have one regional  manager per each state and each one of them is expected to yield at least one  customer  per month,  giving a total of 12 customers by year end, so having 50 reps would give a total of 500 subscribers by year end. Sonant anticipates monthly revenue of $500 per subscriber.  Given Sonant is expected to have 1000 subscribers by the end of the first year in business, we can expect an
'average'   subscriber  base  of  500  during  the  first  year  of  operations;
multiplying  this number by the average annual  revenue per subscriber  gives us first year revenues of  $3,000,000.  However,  we cannot  guarantee that we will achieve these revenue levels.

     The  purchase  consideration  paid to  Steinhart at the closing was 625,000 shares  of  Series  A  Convertible  Preferred  Stock.  Each  share  of  Series A
Convertible  Preferred Stock has 100 votes per share and is convertible into 100 shares of the Company's common stock, such conversion right shall be exercisable on or after the  second  anniversary  of the  closing  of the asset  acquisition
(September 29, 2016).

                  CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

     This  Current  Report on Form  8-K/A,  including  any pro  forma  financial statements included as an exhibit hereto,  contains  forward-looking  statements within the  meaning of the  Private  Securities  Litigation  Reform Act of 1995.
These statements refer to future plans, objectives,  expectations and intentions of the Company.  Words such as "intend,"  "anticipate,"  "believe,"  "estimate,"
"plan,"  "expect," "will," "may," "might" and variations of these words, as well
as  similar  expressions,   identify  these  forward-looking   statements.   All
statements  other than statements of historical  facts contained in this Current
Report,  including statements regarding the Company's future financial position, business  strategy,  budgets,  projected  costs and plans and  objectives of the
Company, are forward-looking statements.

     The  Company's   management   expresses  its   expectations,   beliefs  and
projections  in good faith and  believes  the  expectations  reflected  in these forward-looking  statements are based on reasonable  assumptions;  however,  the
Company cannot assure prospective investors that these expectations, beliefs and projections  will prove to have been correct.  Such  forward-looking  statements reflect  the  current  views of the  Company's  management  with  respect to the
Company  and  anticipated  future  events  and are  subject  to the many  risks, uncertainties,  assumptions  and  factors  relating  to the  Company's  proposed operations. Such factors include, among others, the following:  general economic and business  conditions,  both national and in the regions in which the Company will operate,  regulatory environment,  industry capacity,  demographic changes, challenges to our  intellectual  property  rights,  existing laws and government regulations  and  changes  in,  or the  failure  to comply  with,  such laws and regulations,  competition,  catastrophic  weather  events  such  as  hurricanes, technological  developments  that  increase  the cost of providing or reduce the demand for the Company's  products or services,  changes in business strategy or development  plans, the ability to attract and retain qualified  personnel,  the availability and terms of obtaining  capital to fund the Company's  business and other factors referenced in this Current Report.

     The  Company  cautions  prospective  investors  that  such  forward-looking statements,  including,  without  limitation,  those  relating to the  Company's future  business  prospects,  demand for the  Company's  products  or  services, revenues,  capital needs, expenses,  development and operation costs and income, wherever they occur in this Current Report or in other  statements  attributable to the  Company,  are  necessarily  estimates  reflecting  the best,  good faith judgment  of the  Company's  management  and  involve  a  number  of  risks  and uncertainties  that could cause actual results to differ  materially  from those suggested by the forward-looking  statements.  Should one or more of these risks or  uncertainties  materialize  or should the Company's  underlying  assumptions prove to be incorrect,  the Company's actual results may vary significantly from those anticipated,  believed, estimated, expected, intended or planned. In light of these risks,  uncertainties  and assumptions,  any favorable  forward-looking events discussed in this Current Report may not occur.

     Potential  investors should not make an investment decision based solely on the Company's projections, estimates or expectations.

                                  RISK FACTORS

     An  investment  in our  Common  Stock  involves  a  high  degree  of  risk.
Prospective  investors should carefully  consider the following risk factors and the other  information  in this Current Report and in our other filings with the
SEC before investing in our Common Stock. Our business and results of operations could  be  seriously  harmed  by any of  the  following  risks.  The  risks  and uncertainties  described below are those that our management  currently believes may significantly affect our Company and our investors.  If any of the following risks  actually  occurs,  our  business,  financial  condition  and  results  of operations  could be harmed and investors in our Common Stock could lose part or all of their investment in our Common Stock.

     PLEASE CONSIDER THE FOLLOWING RISK FACTORS BEFORE DECIDING TO INVEST IN OUR
COMMON STOCK. The numbers preceding each risk factor below has no bearing on the importance or materiality of such risk factors, as investors in our Common Stock should consider all such risk factors when evaluating our Company for investment purposes.

                          RISKS RELATED TO OUR BUSINESS

1.   WE DO NOT HAVE AN INDEPENDENT AUDIT OR COMPENSATION COMMITTEE.  THE ABSENCE
     OF WHICH COULD LEAD TO CONFLICTS OF INTEREST OF OUR OFFICERS AND  DIRECTORS
     AND WORK AS A DETRIMENT TO OUR SHAREHOLDERS.

     We do not have an independent audit or compensation committee.  The absence of an independent  audit and  compensation  committee could lead to conflicts of interest of our officers and  directors,  which could work as a detriment to our shareholders.

2.   WE HAVE A VERY LIMITED OPERATING HISTORY AND THERE IS NO ASSURANCE THAT OUR
     FUTURE OPERATIONS WILL RESULT IN REVENUES OR PROFITS. IF WE CANNOT GENERATE
     SUFFICIENT REVENUES TO OPERATE PROFITABLY, THEN WE MAY SUSPEND OR CEASE OUR
     OPERATIONS  AND YOU COULD EVEN LOSE YOUR  ENTIRE  INVESTMENT  IN OUR COMMON
     STOCK.

     We were  incorporated  on  November  2, 2010,  and have not  generated  any revenues  to date.  We also have very  little  operating  history  upon which an evaluation of our future success or failure can be made,  especially in light of our cessation of prior operations as a social networking  company and foray into the technology  sector.  The success of our future  operations is dependent upon our ability to carry out our planned  marketing and sales  activities,  fund our
operations  and  compete   effectively   with  other  providers  of  similar  or
competitive  services.  Based on our current  business  plan, we expect to incur operating losses through the remainder of 2014. We cannot guarantee that we will ever be  successful  in  generating  revenues  sufficient to cover our operating
costs  and   overhead   or  achieve   profitability.   Our  failure  to  achieve
profitability may cause us to suspend or cease our operations.

3.   AS A RESULT OF OUR INTENSELY  COMPETITIVE  INDUSTRY, WE MAY NOT GAIN ENOUGH
     MARKET SHARE TO BE PROFITABLE.

     The network messaging, telecommunications and software development business is intensely competitive.  We have numerous competitors in the United States and abroad, many of whom have greater financial and human resources than we have. If we are unable to compete effectively and efficiently with our competitors,  then we may not generate  sufficient  revenues  and profits to stay in  business,  in which  case  investors  in  this  Offering  could  lose  part  or all  of  their investments in the Company.

4.   OUR ABILITY TO ACHIEVE ANY  SIGNIFICANT  REVENUE WILL DEPEND ON OUR ABILITY
     TO ESTABLISH EFFECTIVE SALES AND MARKETING CAPABILITIES.

     Our success is  dependent  up our  ability to  effectively  and  profitably market and sell our services.  If we fail to establish  sufficient marketing and sales forces, our ability to enter new or existing markets will be impaired. Our inability to  effectively  enter these  markets would  materially  and adversely affect our ability to generate significant revenues.

5.   WE DEPEND HEAVILY ON OUR MANAGEMENT  TEAM AND  CONSULTANTS  AND THE LOSS OF
     ANY OF OUR EXECUTIVE  OFFICERS  COULD  SIGNIFICANTLY  WEAKEN OUR MANAGEMENT
     EXPERTISE AND ABILITY TO RUN OUR BUSINESS.

     Our business  strategy and success is dependent on the skills and knowledge of our management team and consultants. As of the date of this Private Placement
Memorandum, Chad Steinhart is our President and Chief Executive Officer. We have a few other executive  officers.  The loss of services of one or more members of our management team,  especially Mr. Steinhart,  could weaken  significantly our management expertise and our ability to efficiently run our business.  We do not maintain key man life insurance policies on any of our officers.

6.   THE  MARKETABILITY  AND PROFITABILITY OF OUR SERVICES IS SUBJECT TO UNKNOWN
     ECONOMIC  CONDITIONS,   WHICH  COULD  SIGNIFICANTLY  IMPACT  OUR  BUSINESS,
     FINANCIAL   CONDITION,   THE   MARKETABILITY  OF  OUR  FACILITIES  AND  OUR
     PROFITABILITY.

     The  marketability  and  profitability  of our  services  may be  adversely affected by local,  regional,  national and  international  economic  conditions
beyond  our  control  and/or  the  control  of  our   management,   which  could
significantly impact our business, financial condition, the marketability of our services and our ability to earn a profit. Favorable changes may not necessarily enhance the marketability of our services or our profitability.

7.   WE ARE  VULNERABLE  TO THE CURRENT  ECONOMIC  CRISIS  WHICH MAY  NEGATIVELY
     AFFECT OUR PROFITABILITY.

     The senior residence and assisted living business is generally  affected by a number of factors including general economic conditions,  inflation,  interest rates,  tax rates,  gasoline and other  energy  costs and  consumer  confidence, generally,  all of which are beyond our  control.  We are  currently in a severe worldwide  economic  recession.  Runaway  deficit  spending by the United States government  and other  countries  further  exacerbates  the  United  States  and worldwide  economic  climate  and may  delay  or  possibly  deepen  the  current recession.  Currently, a lot of economic indicators suggest rising energy costs, higher inflation,  dwindling consumer confidence and substantially higher taxes.
Utilization of senior  residence and assisted living  facilities tend to decline during  recessionary  periods when disposable income and government  entitlement programs are lower and may impact  utilization of our  facilities.  In addition, sudden  disruptions  in business  conditions  as a result of a terrorist  attack similar  to the  events  of  September  11,  2001,  including  further  attacks, retaliation  and the threat of  further  attacks or  retaliation,  war,  adverse weather  conditions  or other  natural  disasters,  such as  Hurricane  Katrina, pandemic  situations  or large  scale  power  outages  can have a short term or, sometimes, long term impact on spending.

                RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

8.   BECAUSE ONE OF OUR SHAREHOLDERS  OWNS 625,000 SHARES OF OUR PREFERRED STOCK
     WITH SUPER VOTING RIGHTS, HE CAN EXERT SIGNIFICANT INFLUENCE OVER CORPORATE
     DECISIONS THAT MAY BE DISADVANTAGEOUS TO OUR MINORITY SHAREHOLDERS.

     Chad  Steinhart  currently  owns  625,000  shares of our Series A Preferred
Stock,  which  allows  him to cast  62,500,000  votes  on any  and  all  matters submitted to our  shareholders  for a vote,  and,  even if we sell all 3,333,334 shares in this Offering,  Mr. Steinhart will still control the voting on any and all  matters  submitted  to our  shareholders  for a vote.  As a  result  of his ownership position, Mr. Steinhart will be able to elect all of our directors and control  the vote on any matter  brought  before a meeting of our  shareholders.
Such  control  by  Mr.  Steinhart  could  be  disadvantageous  to  our  minority shareholders,  who would have little say in the election of our directors and in any acquisition or merger transaction in which we may become involved.

9.   OUR COMMON STOCK IS NOT CURRENTLY TRADED ON ANY STOCK EXCHANGE OR QUOTED ON
     THE OVER-THE-COUNTER BULLETIN BOARD OR THE PINK SHEETS. WHEN AND IF TRADED,
     OUR COMMON STOCK WILL LIKELY BE  CONSIDERED  TO BE A "PENNY  STOCK" AND, AS
     SUCH,  THE MARKET FOR OUR COMMON  STOCK MAY BE LIMITED BY CERTAIN SEC RULES
     APPLICABLE TO PENNY STOCKS.

     As long as the price of our common stock remains below $5.00 per share, our shares of common stock are likely to be subject to certain  "penny  stock" rules promulgated by the SEC.  Those rules impose certain sales practice  requirements on brokers who sell penny stock to persons other than established  customers and accredited  investors  (generally,  an  institution  with  assets  in  excess of
$5,000,000  or an  individual  with a net worth in excess  of  $1,000,000).  For transactions  covered by the penny stock  rules,  the broker must make a special suitability  determination for the purchaser and receive the purchaser's written consent to the transaction prior to the sale. Furthermore, the penny stock rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide  customers with written  disclosure  documents,  monthly statements of the market value of penny stocks,  disclosure of the bid and asked

prices of penny stocks and disclosure of the  compensation to the brokerage firm and disclosure of the sales person working for the brokerage  firm.  These rules and regulations  make it more difficult for brokers to sell shares of our common stock and limit the liquidity of our shares.

10.  WE DO NOT EXPECT TO PAY DIVIDENDS FOR THE FORESEEABLE FUTURE.

     We will use any  earnings  generated  from our  operations  to finance  our business  and  will  not pay  any  cash  dividends  to our  shareholders  in the foreseeable future.

11.  SHAREHOLDERS  MAY BE DILUTED  SIGNIFICANTLY  THROUGH  OUR EFFORTS TO OBTAIN
     FINANCING AND SATISFY  OBLIGATIONS THROUGH ISSUANCE OF ADDITIONAL SHARES OF
     OUR COMMON STOCK.

     We have no committed source of financing.  Wherever possible,  our board of directors will attempt to use non-cash consideration to satisfy obligations.  In many  instances,  we believe  that the  non-cash  consideration  will consist of restricted  shares of our common stock.  Our board of directors  has  authority, without  action  or  vote  of the  shareholders,  to  issue  all or  part of the
74,554,516  authorized,  but  unissued,  shares  of  our  common  stock.  Future issuances of shares of our common stock will result in dilution of the ownership interests of existing  shareholders,  may further dilute common stock book value and that dilution may be material.  In addition,  Mr.  Steinhart may convert his preferred stock into 62,500,000 shares of our common stock at any time beginning
September 29, 2016,  which will severely  dilute the ownership  interests of our shareholders.

12.  THE ASSET PURCHASE  AGREEMENT,  AS AMENDED,  WITH CHAD  STEINHART  COULD BE
     RESCINDED  AND  INVESTORS  COULD END UP WITH AN  INVESTMENT  IN  NETWORKING
     PARTNERS,  INC.,  WHICH,  ABSENT  THE  STEINHART  ASSETS,  WOULD HAVE NO OR
     NOMINAL ASSETS OR OPERATIONS AND INVESTORS  COULD LOSE PART OR ALL OF THEIR
     INVESTMENTS IN THE COMPANY.

     In the event that the  Company  fails to raise a minimum  dollar  amount of subscriptions  of at least $125,000 on or before  November 30, 2014 (unless such date is extended by Enzo Taddei, a Director of the Company),  the Asset Purchase
Agreement  with Mr.  Steinhart may be rescinded,  in which case (i) the Series A
Preferred Stock issued in the name of Chad Steinhart and held in escrow by David
E. Wise,  Attorney,  shall be  returned  to the  Company's  transfer  agency for cancellation;  (ii) the Bill of Sale  conveying the assets  covered by the Asset
Purchase  Agreement  with Chad  Steinhart  and held in escrow by David E.  Wise,
Attorney,  shall be returned to Chad  Steinhart;  (iii) the parties to the Asset
Purchase  Agreement shall be restored to their  pre-closing  statuses;  and (iv)
those  persons who have  invested in this  Offering will not receive a return of their  subscriptions  and,  instead,  will be investors in Networking  Partners,
Inc.,  without the  Steinhart  assets,  which we would be a shell  company,  and investors could lose part or all of their investments in the Company.

13.  THERE ARE RISKS ASSOCIATED WITH FORWARD-LOOKING STATEMENTS

     This  Private  Placement   Memorandum   contains  certain   forward-looking
statements  regarding  management's  plans and objectives for future  operations including  plans and objectives  relating to our planned  marketing  efforts and future economic performance. The forward-looking statements and associated risks set forth in this Private Placement Memorandum include or relate to, among other

things,  (a) our projected sales and  profitability,  (b) our growth strategies,
(c)  anticipated  trends in our  industry,  (d) our ability to obtain and retain sufficient  capital  for future  operations  and (e) our  anticipated  needs for working capital. These statements may be found throughout this Private Placement
Memorandum.  Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation,  the risks  outlined  under "Risk  Factors"  and  matters  described generally  herein.  In light of these risks,  there can be no assurance that the forward-looking  statements contained in this Private Placement Memorandum will, in fact, occur.

FOR ALL OF THE  FOREGOING  REASONS  AND  OTHER  REASONS  SET  FORTH  HEREIN,  AN
INVESTMENT  IN OUR  SECURITIES IN ANY MARKET THAT MAY DEVELOP IN THE FUTURE WILL
INVOLVE A HIGH DEGREE OF RISK.

                             DESCRIPTION OF BUSINESS

CORPORATE BACKGROUND

     We were  incorporated in the State of Nevada on November 2, 2010, under the name  "Networking  Partners,  Inc." for the  purpose  of  acquiring  two  social networking  websites  from Anne's Diary,  Inc. We  discontinued  our  operations related to the two social networking websites in 2013. On September 29, 2014, we acquired  certain  assets  from Chad  Steinhart  and  changed  the nature of our business to that of being a multinational network messaging,  telecommunications and software  development  company that acts as a Voice Over  Internet  Protocol
("VOIP") Internet  Telecommunications  Service Provider ("ITSP").  In accordance with the Asset Purchase  Agreement with Mr. Steinhart,  we agreed to change, and have in fact,  changed  our name to "Sonant  Systems,  Inc." We have had limited operations and no revenues since our incorporation.

     As a result  of the Asset  Acquisition  described  below,  we are a network messaging, telecommunication and software development company whose primary core business centers on providing telecommunications and software development around
Voice Over  Internet  Protocol  ("VoIP")  technology.  Our core revenues will be developed  from acting as a VoIP Internet  Telecommunications  Service  Provider
("ITSP").  We will also provide Unified  Communications.  We will offer services specially designed for small to mid-sized  businesses providing software that is basically  a  programmable  telephone  system  PBX  hosted in the  cloud.  These services  can easily be  integrated  with  software  installed  on a  customer's desktop,  laptop,  smartphone  or IP  telephone  SIP  enabled  device.  Our core business  will provide VOIP  Telecommunications,  allowing  clients to use their service as a normal telephone would function,  and will also provide  additional features to enable customer to use the phone to call anywhere,  to anyone and to any VoIP or regular number, fast and hassle-free.

     We will rely  heavily on selling  this cloud based  hosted PBX  (similar to legacy  telephone  PBX,  but  hosted in the cloud)  and  communications  systems
services   utilizing  VoIP   technology  to  transport   voice  calling  and  or
conversations  through the internet  instead of normal phone  lines,  i.e.,  the
public   telephone   network.   Our  platform   integrates   several   types  of
telecommunication  carrier grade class 4 and 5 soft-switches from an open source framework  by Digium,  Inc. to licensed  software and  equipment  infrastructure providers  Telinta,  Inc. and PortaOne,  Inc. This  combination  of our software
allows   convergence   around  a  carrier  grade  billing   platform   including
soft-switches  as media  applications to allow Sonant to sell services linked to
voice  and  video  calls,  conferencing,   interactive  voice  response  ("IVR")

applications  and unified  messaging  applications.  Our system then  integrates everything  into one simple web portal for our  customers to log into and manage their accounts,  allowing the end using business that pays for service to have a robust PBX phone system including phone lines hooked to the cloud.

COMPETITION

        The specialty  telecommunications business is intensely competitive. The majority of our  competitors  have vastly greater  financial and human resources than us.

PROPERTIES

     We do not currently  own or lease any real  property.  However,  during the next few months,  we intend to sublease  our  corporate  offices and plan to pay approximately  $1,000  per month for such  space.  Our board of  directors  must approve any rental arrangement and ensure that it is fair to the Company.

EMPLOYEES

     The Company currently have one full-time employee.  In the next few months, we will likely need to hire several outsourced,  on-call technical assistants to help support our recently acquired telecommunication  switching equipment, which will be  available  a 24/7  basis.  Currently,  we do not  have  any  employment agreements  with  any  of  our  officers,  directors  or  employees.  We do  not anticipate any of our employees being union members.

OUR INTELLECTUAL PROPERTY

     We have no patents or  trademarks.  Our trade  secrets,  copyrights and our other  intellectual  property rights are important  assets for us. We enter into confidentiality  agreements  with our employees and consultants and we generally control access to and distribution of proprietary information.  These agreements generally  provide that any confidential  information  developed by us or on our behalf be kept  confidential.  Further,  we  require  all  employees  to execute written agreements  assigning to us all rights in all inventions,  developments, technologies and other intellectual property created by our employees.

     There are events that are outside of our control  that pose a threat to our intellectual  property  rights.  For example,  effective  intellectual  property protection  may not be available in every country in which our services are made available  through the Internet.  Also, the efforts we have taken to protect our propriety rights may not be sufficient or effective.  Any significant impairment of our  intellectual  property  rights could harm our business or our ability to compete.  Also,  protecting our intellectual  property rights could be expensive and time consuming.

SUBSIDIARIES

     We have no active subsidiaries.

LEGAL PROCEEDINGS

     We are not  subject  to any  legal  proceedings  and are not  aware  of any threatened legal proceedings.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Our  executive  officers are elected by the board of directors and serve at the discretion of the board. The following table sets forth certain  information regarding our current directors and executive officers:

                                                                        Director
      Name                          Position                             Since
      ----                          --------                             -----

Daniel C. Lancer     53   Chief Executive Officer, Director of
                          Operations, Treasurer and Director             2014

Chad G. Steinhart    45   Chief Technical Officer, Director of
                          Marketing and Operations and Director          2014

Colm J. King         56   Chief Financial Officer and Director           2014

Enzo Taddei          42   Director                                       2010

     Certain biographical information of our directors and officers is set forth below.

DANIEL C. LANCER, CHIEF EXECUTIVE OFFICER, DIRECTOR OF OPERATIONS, TREASURER AND
DIRECTOR

     Mr.  Lancer  worked in the  Securities  Industry  from  1994 to 2007,  as a registered  representative  in the beginning  years and  gradually  moved into a supervisory  capacity,  as  well  as  compliance  after  he  secured  additional
licensing.   From  1986  until  1993,   Mr.   Lancer   started  and  operated  a
transportation  company  in  New  York  City  where  he  utilized  his  business management skills learned while at College in Nassau, N.Y. to build and grow the company before selling it to an investment group. In 2008, Mr. Lancer decided to go into consulting for small private companies looking to grow and expand.  With his  knowledge  of business  management,  he provided  corporate  and  executive consulting,  as well as  business  development  services.  He started  Corporate
Consulting  Group LLC in 2009,  with a large  network  of  business  associates, consisting  of  attorneys,  accountants  and  various  other  professionals  and investors.

CHAD G. STEINHART, CHIEF TECHNICAL OFFICER, DIRECTOR OF MARKETING AND OPERATIONS
AND DIRECTOR

     Since  2008,  Mr.  Steinhart  has been the Chief  Executive  Officer  for a consulting  company  called  Atlantic  Coast Capital  Partners,  LLC,  which Mr.
Steinhart uses to consult in the marketing and  telecommunications  fields. This put him at the forefront of emerging  technologies and allowed him to fully work in the  fields of  telecommunications,  audio,  marketing  and with his  passion computers.  In 2005, Mr.  Steinhart  started piecing small bits of code together and educating  himself more and more on Voice Over Internet  Protocol (VOIP), to see how it could  augment his interest in high  fidelity  audio and how it could enhance the call center environment. During this period from 2005 until 2014, he formally established the assets he sold to the Company on September 26, 2014.

                                       10
COLM J. KING, CHIEF FINANCIAL OFFICER AND DIRECTOR

     Since 2008,  Mr.  King has  provided  financial,  executive  and  corporate regulatory  compliance services to numerous private and public entities.  He has served as the Chief Executive Officer of Oasis  Communities,  Inc. (U.S. Private
Developer of Residential  Community in Central America) since March 2013. He has served as the Chief  Financial  Officer of  Bio-Nucleonics,  Inc. (U.S.  Private
Development  and  Commercialization  of   Radiopharmaceuticals   Company)  since
February 2011. Previously,  Mr. King served as the President and Chief Executive
Officer of Cavit Sciences,  Inc. (U.S. Public Biotech Development  Company) from
April 2006 until  November  2008;  served as the President  and Chief  Executive
Officer  of Hard to  Treat  Diseases,  Inc.  (U.S.  Public  Biotech  Development
Company) from October 2003 to April 2006;  worked at Berkovits,  Lago & Company,
LLP, a public accounting firm, where he provided audit compliance and consulting services to the firm's  publicly  held clients  from January 2003 until  October
2003;  served  as the  Controller  and Chief  Financial  Officer  for  Peregrine
Industries, Inc. (U.S. Public Pool Heater Manufacturing Company) from March 2002 through November 2002;  served as the Controller and Chief Financial  Officer of
NetGain  Development,  Inc.  (U.S.  Public  Internet  Development  Company) from
November 2000 until March 2002 and worked at BDO Seidman,  LLP in New York City, where he  provided  audit  compliance  and  consulting  services  to the  firm's publicly held clients from 1998 until 2000. Mr. King received a B.S. in Business
Administration from St. Thomas Acquinas College, became licensed for practice as a Certified  Public  Accountant  in New York State in November  1987  (currently inactive  and not  registered)  and is a member  of the  American  Institute  of
Certified  Public  Accountants  and the Florida  Institute of  Certified  Public
Accountants.

ENZO TADDEI, DIRECTOR

     Mr. Taddei had been our Chief  Financial  Officer and a member of our Board of Directors from November 2, 2010 until his  resignation  from his positions as
Chief  Financial  Officer and a Director of the Company,  effective  December 8,
2011.  Effective November 12, 2012, the Board of Directors  appointed Mr. Taddei as the Company's Chief Executive  Officer and sole Director.  From 2010 to date,
Mr. Taddei has been an officer and director of Global Equity  International Inc.
From May 2009 until April 2011, Mr. Taddei has served as Chief Executive Officer and Chief  Financial  Officer of E3B Consulting (a firm engaged in  accounting).
From March 2007 until May 2009, Mr. Taddei served as Chief Financial  Officer of
Dolphin Digital Media (a company engaged in social networking). From August 2006 until March 2007, Mr. Taddei served as Chief  Financial  Officer of Plays on the
Net PLC (an E Commerce  firm).  From July 1999 until  August  2006,  Mr.  Taddei served as Chief  Executive  Officer  and Chief  Financial  Officer of Adesso Res
Asesores  (an  accounting  firm).  In  addition to being an  accountant  and tax consultant by profession, Mr. Taddei is proficient in three languages:  English,
Spanish and Italian.  He obtained a Degree in Economics  from the  University of
Malaga  (Spain) and also a Bachelor in  Business  Administration  (BBA) from the
University  of  Wales.   He  also  holds  a  Master's   Degree  in  Spanish  and
International Taxation granted to him by the University of Malaga (Spain).

COMMITTEES OF THE BOARD OF DIRECTORS

     We do not currently have an audit committee or a compensation committee.

COMPENSATION OF DIRECTORS

     Our directors do not receive any direct  compensation  for their service on our board of directors.  Any future director  compensation will be determined by our compensation committee, once it is chartered.

                                       11
DIRECTORSHIPS

     The only Director of the Company or person  nominated or chosen to become a
Director  who  held  any  other  directorship  in any  company  with a class  of securities  registered  pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of such Act or any other company  registered as an investment  company under the  Investment  Company Act of 1940, was Enzo Taddei, who is a Director of Global Equity International, Inc.

FAMILY RELATIONSHIPS

     No family  relationship  exists  between or among any of our  officers  and directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

      During  the past ten  years,  no present  director,  executive  officer or person nominated to become a director or an executive officer of the Company:

     1.   had a  petition  under  the  federal  bankruptcy  laws  or  any  state insolvency  law filed by or against,  or a receiver,  fiscal  agent or similar  officer  appointed by a court for the business or property of such person,  or any  partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business  association  of which he was an  executive  officer at or within two years before the time of such filing  except Dan Lancer who filed Chapter 7 bankruptcy in 2008 and Chapter 13 bankruptcy in 2011;

     2.   was  convicted  in a  criminal  proceeding  or  subject  to a  pending criminal  proceeding  (excluding  traffic  violations  and other minor offenses);

     3.   was  subject  to any  order,  judgment  or  decree,  not  subsequently
          reversed,   suspended   or   vacated,   of  any  court  of   competent
          jurisdiction,   permanently  or  temporarily  enjoining  him  from  or
          otherwise limiting his involvement in any of the following activities:

          (i)  Acting  as a futures  commission  merchant,  introducing  broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant,  any other person regulated by the
               Commodity Futures Trading Commission,  or an associated person of any of the foregoing,  or as an investment adviser,  underwriter, broker or  dealer  in  securities,  or as an  affiliated  person, director or employee of any investment company, bank, savings and
               loan  association  or  insurance  company,   or  engaging  in  or
               continuing  any  conduct  or  practice  in  connection  with such activity;

          (ii) Engaging in any type of business practice; or

          (iii)Engaging in any activity in connection  with the purchase or sale of any security or commodity or in connection  with any violation of federal or state securities laws or federal  commodities laws;
               or

     4.   was the  subject of any order,  judgment or decree,  not  subsequently reversed,  suspended  or  vacated,  of an federal  or state  authority barring,  suspending  or otherwise  limiting for more than 60 days the right of such person to engage in any activity  described in paragraph
          (3) (i),  above,  or to be associated with persons engaged in any such activity; or

                                       12
     5.   was found by a court of competent  jurisdiction  (in a civil  action), the  Securities  and  Exchange  Commission  or the  Commodity  Futures
          Trading  Commission to have violated a federal or state  securities or commodities  law, and for which the  judgment  has not been  reversed, suspended or vacated;

     6.   was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading  Commission to have violated any Federal commodities  law, ad the  judgment in such civil  action or finding by the Commodity  Futures  Trading  Commission has not been  subsequently reversed, suspended or vacated;

     7.   was the subject  of, or a party to, any  Federal or State  judicial or administrative order,  judgment,  decree, or finding, not subsequently reversed, suspended or vacated, relating to any alleged violation of:

          (i)  Any Federal or State securities or commodities law or regulation;
               or

          (ii) Any  law  or  regulation  respecting  financial  institutions  or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent  cease-and-desist  order, or removal or prohibition order; or

          (iii)Any law or regulation  prohibiting mail or wire fraud or fraud in connection with any business entity; or

     8.   was the  subject  of,  or a party  to,  any  sanction  or  order,  not subsequently  reversed,  suspended or vacated,  of any self-regulatory organization  (as defined in Section  3(a)(26) of the Exchange Act (15
          U.S.C.  78c(a)(26)),  and  registered  entity  (as  defined in Section
          1(a)(29) of the  Commodity  Exchange  Act (7  U.S.C.1(a)(29)),  or any
          equivalent  exchange,  association,  entity or  organization  that has disciplinary  authority over its members or persons  associated with a member.

AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERT

     Our board of  directors  has not created a  separately-designated  standing audit committee or a committee  performing similar functions.  Accordingly,  our
Board of Directors acts as our audit committee.  Due to our limited  operations, our Board of Directors  concluded  that the benefits of retaining an  individual who qualifies as an "audit committee  financial expert," as that term is defined in Item  407(d)(5)(ii)  of Regulation S-K promulgated  under the Securities Act, would be outweighed by the costs of retaining such a person.  As a result, we do not have a Director who is an "audit committee financial expert."

                             EXECUTIVE COMPENSATION

     We are not  currently  paying  or  accruing  salaries  for our  officer  or directors.  We did not pay any  salaries or  benefits  to anyone  during 2013 or
2012.

EMPLOYMENT CONTRACTS

     We do not have any employment agreements with our employees or officers.

                                       13
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 30, 2014,  information with respect  to the  securities  holdings  of all  persons  that we have  reason  to believe, pursuant to filings with the SEC, may be deemed the beneficial owner of more than 5% of our  outstanding  common stock.  The  following  table also sets forth the beneficial ownership of our common stock by all executive officers and directors,  individually  and as a group.  The  stockholders  listed  below have direct  ownership of their shares and possess sole voting and dispositive  power with respect to the shares,  except for Omron Holdings  plc.,  over whose shares
Enzo Taddei,  one of our Directors,  has sole voting and  investment  power over such shares.

     The beneficial owners and amount of securities beneficially owned have been determined  in  accordance  with Rule  13d-3  under  the  Exchange  Act and,  in accordance  therewith,  includes  all  shares of our  common  stock  that may be acquired  by  such  beneficial  owners  within  60 days  upon  the  exercise  or conversion  of any options,  warrants or other  convertible  securities.  Unless otherwise  indicated,  each  person or entity  named  below has sole  voting and investment  power with  respect to all common stock  beneficially  owned by that person or entity, subject to the matters set forth in the footnotes to the table below.

                                                              Number of          Percentage of
Name and Address of Beneficial Owner                          Shares (1)         Ownership (1)
------------------------------------                          ----------         -------------

Dan C. Lancer, Chief Executive Officer,                        1,000,000            4.89%
Director of Operations, (2)
Treasurer and Director
2950 W. Cypress Creek Rd., Suite 100
Fort Lauderdale, Florida 33309

Chad Steinhart, Chief Technical Officer,                      62,500,000            5.35%
Director of Marketing and Operations and Director (3)
2950 W. Cypress Creek Rd., Suite 100
Fort Lauderdale, Florida 33309

Colm J. King, Chief Financial Officer and Director             1,000,000            4.89%
2950 W. Cypress Creek Rd., Suite 100
Fort Lauderdale, Florida 33309

Enzo Taddei, Director (4)(5)                                     500,000            2.45%
Avenida Marques del Duero 67
Edificio Bahia 2A
29670 San Pedro de Alcantara
Malaga, Spain

Omron Holdings Plc. (5)                                        7,579,684           37.06%
Avenida Marques del Duero 67
Edificio Bahia 2A
29670 San Pedro de Alcantara
Malaga, Spain

                                       14
----------
(1)  The  numbers  and  percentages  set  forth in these  columns  are  based on
     20,445,484 shares of common stock outstanding. The number and percentage of shares  beneficially  owned is determined in accordance  with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rule, beneficial  ownership  includes any shares as to which the selling security holder has sole or shared  voting  power or  investment  power and also any shares,  which the selling  security holder has the right to acquire within
     60 days.

(2)  These shares are registered in the name of Corporate Consulting Group, LLC.
     Such shares are beneficially  owned by Mr. Lancer,  who has sole investment and voting power of these shares.

(3)  Mr. Steinhart owns 625,000 shares of our Series A Preferred Stock,  each of which is entitled to 100 votes per share. Thus, Mr. Steinhart has the right to convert the Series A Preferred  Stock into an  aggregate  of  62,500,000 shares of common stock on or after September 29, 2016.

(4)  This person is a founder of our  Company,  within the meaning of such terms under the  Securities  Act of 1933,  as amended,  by virtue of their direct stock holdings.

(5)  Mr. Enzo Taddei is the beneficial owner of Omron Holdings Plc.'s shares.

FUTURE SALES BY EXISTING STOCKHOLDERS

     A total of  20,445,484  shares  of  common  stock  are held by our  present shareholders,  all of which are "restricted  securities," as defined in Rule 144 promulgated under the Securities Act of 1933.

     Rule  144 is not  currently  available  for the  resale  of our  restricted securities  and will not be  available  until  such  time as the  Company  is in compliance  with the provisions of Rule 144(i)(2) of the Securities Act of 1933, as amended.

INDEMNIFICATION

     In so far as indemnification  for liabilities  arising under the Securities
Act of 1933 may be permitted to our directors,  officers and controlling persons pursuant to Nevada law or  otherwise,  we have been advised that, in the opinion of the  Securities  and Exchange  Commission,  such  indemnification  is against public policy as expressed in the Act and is, therefore, unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Although we have not adopted formal procedures for the review,  approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole,  are no more favorable,  or no less  favorable,  than those available from  unaffiliated  third  parties  and their  approval  is in  accordance  with applicable  law.  Such  transactions  require  the  approval  of  our  board  of directors.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

ISSUANCES OF COMMON STOCK

     In September 2014, the Company issued the following  shares of common stock to the persons names below:

                                       15
     Name                             Shares                 Consideration
     ----                             ------                 -------------

Colm King                           1,000,000          Services Valued at $1,000

Corporate Consulting Group, LLC     1,000,000          Services Valued at $1,000

Virtual Force Holdings, LLC         1,000,000          Services Valued at $1,000

Tempest Holdings Ltd.               1,000,000          Services Valued at $1,000

David E. Wise                       1,000,000          Services Valued at $1,000

ISSUANCE OF PREFERRED STOCK

     The disclosure set forth in Item 2.01 of this amended  Current Report under the heading  "Completion of Acquisition of Assets" is hereby incorporated herein by reference.  When we acquired the assets from Chad  Steinhart on September 29,
2014,  we issued an aggregate of 625,000  shares of Series A Preferred  Stock to
Mr. Steinhart.

     Management  believes the above shares of Common Stock and  Preferred  Stock were issued pursuant to an exemption from registration  under Section 4(a)(2) of the  Securities  Act of 1933, as amended.  The  certificates  representing  such shares bear the standard  1933 Act  restrictive  legend and the  investors  have executed  documents  representing  that  the  shares  were  being  acquired  for investment purposes only and not with a view he distribution  thereof. No broker or underwriter was involved in any of the above transactions.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     At the  closing  the Asset  Purchase  Agreement  with Chad  Steinhart,  Mr.
Steinhart  was  elected/appointed  as  Chief  Technical  Officer,   Director  of
Operations and as a Director of the Company.  Messrs.  Daniel C. Lancer and Colm
J. King were also elected to our Board of Directors.

     As explained more fully in Item 3.02 of this amended Current  Report,  upon closing of the Asset Purchase  Agreement with Mr. Steinhart,  the Company issued
625,000  shares of Series A  Preferred  Stock to Mr.  Steinhart.  Each  share of
Series A  Preferred  Stock has the  right to 100 votes per share on all  matters submitted  to the  Company's  shareholders  for a vote.  Since Mr.  Steinhart is
entitled  to  cast  62,500,000   votes  on  matters   submitted  to  a  vote  of
shareholders,  including,  but not limited to, the  election of  Directors,  Mr.
Steinhart  controls over 75% of the total voting rights related to the Company's outstanding shares of Common and Preferred Stock and is a control person.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL  OFFICERS;  COMPENSATORY  ARRANGEMENTS  OF
          CERTAIN OFFICERS.

     The disclosures set forth in Item 2.01 of this amended Current Report under the heading "Directors and Executive  Officers" and in Item 5.01 of this amended
Current  Report  under the  heading  "Changes  in  Control  of  Registrant"  are incorporated herein by reference.  The current incumbent Directors and Executive

                                       16
Officers of the Company are named  identified  in this  amended  Current  Report under the heading "Directors and Executive Officers."

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
          YEAR.

     Our   shareholders   have   approved  an   amendment  to  our  Articles  of
Incorporation  to change our name to Sonant Systems,  Inc. This name change will be effected on or about October 20, 2014.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

     Prior to the acquisition of the assets from Chad Steinhart on September 29,
2014, the Company was a "shell  company" (as such term is defined  Section 12b-2 under the  Securities  Exchange Act of 1934).  As a result of the Asset Purchase
Agreement,  we became a multinational  network messaging,  telecommunication and software development company; hence, the Company is no longer a "shell company."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    Exhibit No.               Description of Exhibit
    -----------               ----------------------

    Exhibit 10.1    Amendment  to  Asset  Purchase  Agreement and amended
                    Exhibit "A",  effective November 13, 2014, by and between
                    Sonant Systems, Inc. and Chad Steinhart

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2014

                                      SONANT SYSTEMS, INC

                                      By: /s/ Daniel C. Lancer
                                          --------------------------------------
                                          Daniel C. Lancer
                                          Chief Executive Officer

                                       17
                                 EXHIBITS INDEX

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

Exhibit 10.1        Amendment  to  Asset  Purchase  Agreement and amended
                    Exhibit "A",  effective November 13, 2014, by and between
                    Sonant Systems, Inc. and Chad Steinhart